Income tax	12 Months Ended
Dec. 31, 2022
Major components of tax expense (income) [abstract]
Income tax

12. Income tax

The major components of income tax expense for the year ended December 31, 2022, 2021 and 2020 are as follows:

	2022	2021	2020
Current tax:
Current income tax (expense)/benefit	(3,250)	1,887	(1,442)
Adjustments in respect of income tax of previous years	1,724	(120)	(141)
	(1,526)	1,767	(1,583)
Deferred tax:
Relating to origination and reversal of temporary differences	6,353	888	(828)
	6,353	888	(828)
Income tax benefit/(expense) reported in the consolidated statement of operations	4,827	2,655	(2,411)

Reconciliation of tax benefit/(expense) and the accounting loss multiplied by Sweden’s corporate tax rate:

	2022	2021	2020
Accounting loss before tax	(397,394)	(215,048)	(57,950)
At Sweden’s corporate income tax rate of 20.6%	81,863	44,300	12,401
Effect of tax rates in foreign jurisdictions	(803)	(835)	(1,229)
Non-taxable income	7	26	—
Non-deductible costs	(8,978)	(2,738)	(3,141)
Adjustments in respect of income tax of previous years	1,724	(120)	(141)
Change in unrecognized deferred taxes	(69,219)	(38,915)	(10,373)
Tax effect of changes in tax rates	112	(13)	(439)
Other	121	950	511
Income tax benefit/(expense)	4,827	2,655	(2,411)

The corporate tax rate in Sweden was lowered from 21.4% to 20.6% for financial years commencing after December 31, 2020.

Deferred tax

Deferred tax relates to the following:

	2022	2021
Property, plant and equipment	(11,976)	(36,642)
Tax losses carried forward	4,533	27,792
Leases	1,965	930
Share-based compensation	319	282
Accrued expenses	1,438	1,280
Deferred tax credits	766	1,822
Accrued interest	1,798	96
Loss allowances for financial assets	289	62
Inventory	4,103	560
Other	2,625	3,434
Net deferred tax assets/(liabilities)	5,860	(384)
Reflected in the consolidated statement of financial position as follows:
Deferred tax assets	5,860	2,293
Deferred tax liabilities	—	(2,677)
Deferred tax assets/(liabilities), net	5,860	(384)

Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority. Deferred income tax assets are recognized for tax loss carry-forwards, temporary differences or other tax credits to the extent that the realization of the related tax benefit through future taxable profits is probable.

A reconciliation of net deferred tax is shown in the table below:

	2022	2021
Balance at January 1	(384)	(1,281)
Movement recognized in the consolidated statement of operations	6,353	888
Exchange differences	(109)	9
Balance at December 31	5,860	(384)

In some subsidiaries, a deferred income tax asset has been recognized to the extent that there are sufficient taxable temporary differences relating to the same taxation authority and the same taxable entity. For the Swedish subsidiaries, no deferred income tax asset was recognized since, according to the Group, the criteria for reporting deferred tax assets in IAS 12 were not met.

Deferred tax assets have not been recognized in respect of the following items:

	2022	2021
Loss allowance for trade receivables	—	49
Accrued expenses	—	64
Tax losses carried forward	112,970	71,124
Net interest expense carried forward	2,061	2,262
Other	—	718
Total unrecognized deferred tax assets	115,031	74,217

As of December 31, 2022, the Group’s accumulated loss carry-forwards amounted to $570.6 million (2021: $484.2 million). Tax loss carry-forwards as of December 31, 2022 were expected to expire as follows:

Expected expiry	Less than 5 years	Unlimited	Total
Tax loss carry-forwards	—	570,628	570,628

The Group has unrecognized tax losses that arose in Sweden of $548.4 million (2021: $345.3 million, 2020: $136.8 million) that are available indefinitely for offsetting against future taxable profits of the companies in Sweden. Deferred tax assets have not been recognized in respect of these losses as they may not be used to offset taxable profits elsewhere in the Group, they have arisen in companies that have been loss-making for some time, and there is no other evidence of recoverability in the foreseeable future. If the Group were able to recognize all unrecognized deferred tax assets on tax losses in Sweden, the result would increase by $113.0, $71.1, and $28.2 million for the years ended December 31, 2022, 2021 and 2020, respectively.

The Group also has tax losses that arose in the United States of $18.3 million (2021: $126.5 million, 2020: $6.1 million). A deferred tax asset has been recognized in respect of these losses as there are sufficient taxable temporary differences to offset against. Utilization of loss carry-forwards in jurisdictions in which the Group operates may be subject to limitations if there is a change in control.

Furthermore, the Group has tax losses in other foreign jurisdictions amounting to $3.9 million (2021: $12.4 million, 2020: $8.7 million). A deferred tax asset has been recognized in respect of these losses as at December 31, 2022 as it is likely that these will be able to be utilized in the foreseeable future. The measurement of deferred tax assets is subject to uncertainty and the actual result may diverge from judgments due to future changes in business climate, altered tax laws etc. An assessment is made at each closing date of the likelihood that the deferred tax asset will be utilized.

As of December 31, 2022, no deferred tax liability had been recognized on investments in subsidiaries. The Company has concluded it has the ability and intention to control the timing of any distribution from its subsidiaries and determined that the undistributed profits of its subsidiaries will not be distributed in the foreseeable future. It is not practicable to calculate the aggregate amount of temporary differences associated with investments in subsidiaries, for which deferred tax liabilities have not been recognized.

The Company applies significant judgment in identifying uncertainties over income tax treatments. Since the Company operates in a complex multinational environment, it periodically evaluates positions taken in the tax returns to validate whether it has any uncertain tax positions, particularly those relating to transfer pricing. The tax filings of the Company and the subsidiaries in different jurisdictions include adjustments related to transfer pricing and the taxation authorities may challenge those tax treatments. The Company determined, based on its tax compliance and transfer pricing study, that it is probable that its tax treatments (including those for the subsidiaries) will be accepted by the taxation authorities.